                                                              Exhibit 24


                              POWER OF ATTORNEY

                     1933 ACT REGISTRATION STATEMENTS

                                    of

                             BOSS HOLDINGS, INC.



      KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints J. BRUCE LANCASTER and JAMES F. SANDERS, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission") any registration statement or statements on Form S-8 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boss Holdings, Inc. in connection with the 1998 Incentive Stock Option Plan and the 1998 Non-Employee Director Stock Option Plan, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 17th day of January, 2001.

                                       /s/ G. Louis Graziadio, III
                                       ----------------------------------
                                       G. Louis Graziadio, III

                              POWER OF ATTORNEY

                     1933 ACT REGISTRATION STATEMENTS

                                    of

                             BOSS HOLDINGS, INC.


      KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints J. BRUCE LANCASTER and JAMES F. SANDERS, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission") any registration statement or statements on Form S-8 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boss Holdings, Inc. in connection with the 1998 Incentive Stock Option Plan and the 1998 Non-Employee Director Stock Option Plan, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 18th day of January, 2001.

                                       /s/ J. Bruce Lancaster
                                       ----------------------------------
                                       J. Bruce Lancaster

                              POWER OF ATTORNEY

                     1933 ACT REGISTRATION STATEMENTS

                                    of

                             BOSS HOLDINGS, INC.


      KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints J. BRUCE LANCASTER and JAMES F. SANDERS, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission") any registration statement or statements on Form S-8 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boss Holdings, Inc. in connection with the 1998 Incentive Stock Option Plan and the 1998 Non-Employee Director Stock Option Plan, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 17th day of January, 2001.

                                       /s/ Perry A. Lerner
                                       ----------------------------------
                                       Perry A. Lerner

                              POWER OF ATTORNEY

                     1933 ACT REGISTRATION STATEMENTS

                                    of

                             BOSS HOLDINGS, INC.


      KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints J. BRUCE LANCASTER and JAMES F. SANDERS, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission") any registration statement or statements on Form S-8 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boss Holdings, Inc. in connection with the 1998 Incentive Stock Option Plan and the 1998 Non-Employee Director Stock Option Plan, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 19th day of January, 2001.

                                       /s/ Lee E. Mikles
                                       ----------------------------------
                                       Lee E. Mikles

                              POWER OF ATTORNEY

                     1933 ACT REGISTRATION STATEMENTS

                                    of

                             BOSS HOLDINGS, INC.


      KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints J. BRUCE LANCASTER and JAMES F. SANDERS, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission") any registration statement or statements on Form S-8 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boss Holdings, Inc. in connection with the 1998 Incentive Stock Option Plan and the 1998 Non-Employee Director Stock Option Plan, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 16th day of January, 2001.

                                       /s/ Paul A. Novelly
                                       ----------------------------------
                                       Paul A. Novelly

                              POWER OF ATTORNEY

                     1933 ACT REGISTRATION STATEMENTS

                                    of

                             BOSS HOLDINGS, INC.


      KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints J. BRUCE LANCASTER and JAMES F. SANDERS, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission") any registration statement or statements on Form S-8 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boss Holdings, Inc. in connection with the 1998 Incentive Stock Option Plan and the 1998 Non-Employee Director Stock Option Plan, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 29th day of January, 2001.

                                       /s/ Richard D. Squires
                                       ----------------------------------
                                       Richard D. Squires